NEWS                                                     [NISOURCE(R) LOGO]

                                                          801 E. 86TH AVENUE
                                                          MERRILLVILLE, IN 46410

FOR IMMEDIATE RELEASE

April 30, 2004

FOR ADDITIONAL INFORMATION

MEDIA                                        INVESTORS

Kris Falzone                                 Dennis Senchak
Vice President, Corporate Communications     Vice President, Investor Relations
(219) 647-5581                               (219) 647-6085
klfalzone@nisource.com                       senchak@nisource.com

Carol Churchill                              Randy Hulen
Director, Corporate Communications           Director, Investor Relations
(888) 696-0481                               (219) 647-5688
cchurchill@nisource.com                      rghulen@nisource.com

                                             Rae Kozlowski
                                             Manager, Investor Relations
                                             (219) 647-6083
                                             ekozlowski@nisource.com

                            NISOURCE REPORTS EARNINGS
             RETURN TO NORMAL WEATHER, OPERATING EXPENSE CONTROL AND
       BALANCE SHEET IMPROVEMENT ARE KEY FACTORS IN FIRST-QUARTER RESULTS

MERRILLVILLE, IND. - NiSource Inc. (NYSE: NI) today reported income from continuing operations for the three months ended March 31, 2004, of $216.5 million, or 83 cents per share, compared with income from continuing operations of $222.3 million, or 88 cents per share, for the first quarter of 2003.

Net income was $213.5 million, or 81 cents per share, for the first quarter of 2004. This compares to net income of $254.9 million, or $1.00 per share, for the year-ago period. NiSource's net income reflects the impact of discontinued operations that earned $41.4 million in the first quarter of 2003, including a gain from the sale of the company's interest in certain natural gas exploration and production assets in New York state.

NiSource issued 13.1 million shares of common stock in February 2003 associated with the settlement of forward equity agreements under NiSource's Premium Income Equity Securities. If the shares issued in February had been outstanding the entire first quarter of 2003, the per-share results for the first quarter of 2003 would have been reduced by 3 cents.

                                     -MORE-

NISOURCE REPORTS EARNINGS
PAGE 2

"Warmer weather and lower pipeline interruptible revenues during the crucial winter heating season, partially offset by lower operating expenses and interest costs, were the primary factors affecting our first-quarter results," stated Gary L. Neale, NiSource chairman, president and chief executive officer. "Our strong portfolio of regulated utility and pipeline businesses delivers relatively stable earnings, taking into consideration the variables of weather and customer usage. Our first-quarter earnings were within 1 cent per share of our 2004 operating plan.

"Our employees' ongoing efforts to continually control costs have held operation and maintenance expenses flat," Neale continued. "At the same time, our ongoing actions to reduce debt have resulted in significant improvements to the company's balance sheet and reduced interest expense."

FACTORS AFFECTING FIRST-QUARTER PERFORMANCE

     - Weather in the markets served by NiSource's natural gas utility and pipeline companies was close to normal during the first quarter of 2004, but 6 percent warmer compared with the year-ago period.

     - Both this quarter and the first quarter of 2003 reflect lower interruptible transmission service revenues than those that have been historically realized by NiSource's pipeline business. Management has evaluated operational and market conditions, and anticipates that there will be fewer opportunities for interruptible revenue on an ongoing basis.

     - Interest expense for the first quarter of 2004 decreased by $20.3 million, or 16.5 percent, compared with the year-ago period.

     - NiSource continues to improve its capital structure, with a total debt to total capitalization ratio of 58 percent, compared with 60 percent at year-end 2003.

     - Whiting Clean Energy continued to experience losses due to the market for wholesale power and the contract requirements to run the plant at a level to produce steam required by the BP refinery in Whiting, Ind. These contract requirements currently are being renegotiated.

Also during the first quarter, the Public Utilities Commission of Ohio (PUCO) adopted a regulatory stipulation submitted by NiSource subsidiary Columbia Gas of Ohio (COH) and its regulatory collaborative, but with modifications to several key components of the agreement. On April 9, COH and the other signatory parties filed with the PUCO a joint application for rehearing.

"We are pleased with the support of the collaborative parties to the application for rehearing," Neale noted.

"We continue to focus on operating our utilities and pipelines to produce solid returns, while strengthening our balance sheet," Neale said. "Our experienced management team, low-risk business model and strategy for growth that builds on our portfolio of regulated assets will continue to create long-term shareholder value."

                                     -MORE-

NISOURCE REPORTS EARNINGS
PAGE 3

FIRST QUARTER 2004 OPERATING INCOME

NiSource's consolidated first quarter 2004 operating income was $442.6 million compared with $472.3 million for the same period in 2003. This decrease in operating income was due largely to warmer weather for the three months ended March 31, 2004, compared to the first quarter of 2003. Operating income for NiSource's business segments for the quarter ended March 31, 2004, is discussed below.

GAS DISTRIBUTION throughput for the period decreased by 7.1 MMDth to 353.5 MMDth, largely due to reduced residential and commercial sales as a result of warmer weather during the first quarter of 2004 compared with the same period in 2003. Operating income was $285.0 million, a decrease of $29.2 million versus the first quarter of 2003. The decrease in operating income was mainly attributable to lower net revenues as a result of warmer weather in the first quarter of 2004 compared with the same period in 2003.

GAS TRANSMISSION AND STORAGE operations reported operating income of $111.4 million, which was essentially unchanged from the year ago period. The 2003 period was unfavorably impacted by higher costs to meet customer demand during a period of sustained cold weather in the Northeast market areas during the first quarter of 2003. Both this quarter and the first quarter of 2003 reflect lower interruptible transmission service revenues than those that have been historically realized. Management has evaluated operational and market conditions and anticipates that there will be fewer opportunities for interruptible revenue on an ongoing basis. These lower interruptible revenues are reflected in the current quarter's results. Operation and maintenance expenses are slightly higher on a quarter-over-quarter basis, after taking into consideration reserve changes, which increased 2003 operation and maintenance expenses by $2.8 million.

ELECTRIC operations reported operating income of $58.8 million, an increase of $6.2 million from the comparable period last year primarily resulting from customer settlement obligations during the quarter that reduced net revenues in the 2003 period.

The OTHER segment reported an operating loss of $18.2 million in 2004, versus an operating loss of $13.9 million in the first quarter of 2003, largely due to increased losses associated with Whiting Clean Energy.

CORPORATE operating income was $5.6 million, a decrease of $2.5 million from the comparable 2003 period. The decrease was a result of the reduction of a litigation reserve relating to a lawsuit that was settled in the first quarter of 2003, slightly offset by a settlement in 2004 relating to a lawsuit.

OTHER ITEMS

Interest expense was $102.7 million for the 2004 quarter, a decrease of $20.3 million from the same period in 2003, due to lower short- and long-term interest rates and a quarter over quarter reduction in debt balances. Income taxes for the first quarter of 2004 were $125.6 million, a $1.8 million decrease from 2003 mainly resulting from lower pre-tax income.

                                     -MORE-

NISOURCE REPORTS EARNINGS
PAGE 4

ABOUT NISOURCE

NiSource Inc. (NYSE: NI), based in Merrillville, Ind., is a Fortune 500 holding company engaged in natural gas transmission, storage and distribution, as well as electric generation, transmission and distribution. NiSource operating companies deliver energy to 3.7 million customers located within the high-demand energy corridor stretching from the Gulf Coast through the Midwest to New England. Information about NiSource and its subsidiaries is available via the Internet at www.nisource.com.

FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of the Company and its management. Although NiSource Inc. believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Investors are cautioned that the forward-looking statements in this presentation are not guarantees of future performance and involve a number of risks and uncertainties, and that actual results could differ materially from those indicated by such forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, but are not limited to, the following: weather, fluctuations in supply and demand for energy commodities, growth opportunities for NiSource's businesses, increased competition in deregulated energy markets, dealings with third parties over whom NiSource has no control, the regulatory process, regulatory and legislative changes, changes in general economic, capital and commodity market conditions, and counter-party credit risk.

                                       ###

                                  NiSource Inc.
                              Income Statement Data

         Three Months Ended March 31, (in millions, except per share amounts)                         2004               2003
-------------------------------------------------------------------------------------------------------------------------------
NET REVENUES
   Gas distribution                                                                                $ 1,681.4          $ 1,760.7
   Gas transmission and storage                                                                        345.3              342.2
   Electric                                                                                            273.1              264.3
   Other                                                                                               173.4              157.3
-------------------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                                       2,473.2            2,524.5
   Cost of sales                                                                                     1,481.2            1,494.9
-------------------------------------------------------------------------------------------------------------------------------
Total Net Revenues                                                                                     992.0            1,029.6
-------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
   Operation and maintenance                                                                           323.3              326.5
   Depreciation and amortization                                                                       125.4              124.6
   Loss on sale of assets                                                                                0.7                1.1
   Other taxes                                                                                         100.0              105.1
-------------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                               549.4              557.3
-------------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                                                       442.6              472.3
-------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME (DEDUCTIONS)
   Interest expense, net                                                                              (102.7)            (123.0)
   Minority interests                                                                                      -               (2.5)
   Preferred stock dividends of subsidiaries                                                            (1.1)              (1.2)
   Other, net                                                                                            3.3                4.1
-------------------------------------------------------------------------------------------------------------------------------
Total Other Income (Deductions)                                                                       (100.5)            (122.6)
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CHANGE IN ACCOUNTING                         342.1              349.7
INCOME TAXES                                                                                           125.6              127.4
-------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE CHANGE IN ACCOUNTING                                          216.5              222.3
-------------------------------------------------------------------------------------------------------------------------------
Loss from Discontinued Operations - net of taxes                                                        (3.0)              (3.4)
Gain on Disposition of Discontinued Operations - net of taxes                                              -               44.8
Change in Accounting - net of tax                                                                          -               (8.8)
-------------------------------------------------------------------------------------------------------------------------------
NET INCOME                                                                                         $   213.5          $   254.9
===============================================================================================================================

BASIC EARNINGS PER SHARE ($)
   Continuing operations                                                                                0.83               0.88
   Discontinued operations                                                                             (0.02)              0.16
   Change in accounting                                                                                    -              (0.04)
-------------------------------------------------------------------------------------------------------------------------------
BASIC EARNINGS PER SHARE                                                                                0.81               1.00
-------------------------------------------------------------------------------------------------------------------------------

DILUTED EARNINGS PER SHARE ($)
   Continuing operations                                                                                0.82               0.87
   Discontinued operations                                                                             (0.01)              0.16
   Change in accounting                                                                                    -              (0.04)
-------------------------------------------------------------------------------------------------------------------------------
DILUTED EARNINGS PER SHARE                                                                              0.81               0.99
-------------------------------------------------------------------------------------------------------------------------------

BASIC AVERAGE COMMON SHARES OUTSTANDING (MILLIONS)                                                     262.3              253.8
DILUTED AVERAGE COMMON SHARES (MILLIONS)                                                               264.6              256.3
-------------------------------------------------------------------------------------------------------------------------------

                                  NISOURCE INC.
                     Summary of Financial and Operating Data

                                                                                                    Three Months
   GAS DISTRIBUTION OPERATIONS                                                                     Ended March 31,
          (in millions)                                                                        2004               2003
------------------------------------------------------------------------------------------------------------------------
NET REVENUES
   Sales Revenues                                                                           $ 1,679.5          $ 1,776.4
   Less: Cost of gas sold                                                                     1,280.8            1,344.0
------------------------------------------------------------------------------------------------------------------------
Net Sales Revenues                                                                              398.7              432.4
   Transportation Revenues                                                                      181.8              183.2
------------------------------------------------------------------------------------------------------------------------
Net Revenues                                                                                    580.5              615.6
------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
   Operation and maintenance                                                                    183.3              183.8
   Depreciation and amortization                                                                 47.7               47.6
   Other taxes                                                                                   64.5               70.0
------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                        295.5              301.4
------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                                              $ 285.0            $ 314.2
========================================================================================================================

REVENUES ($ IN MILLIONS)
   Residential                                                                                1,115.1            1,176.6
   Commercial                                                                                   395.9              417.7
   Industrial                                                                                    80.7               73.4
   Transportation                                                                               181.8              183.2
   Off system sales                                                                              40.8               43.2
   Other                                                                                         47.0               65.5
------------------------------------------------------------------------------------------------------------------------
Total                                                                                         1,861.3            1,959.6
------------------------------------------------------------------------------------------------------------------------

SALES AND TRANSPORTATION (MMDTH)
   Residential sales                                                                            109.8              121.3
   Commercial sales                                                                              41.4               45.9
   Industrial sales                                                                               8.1                8.2
   Transportation                                                                               187.2              182.3
   Off system sales                                                                               7.0                2.7
   Other                                                                                            -                0.2
------------------------------------------------------------------------------------------------------------------------
Total                                                                                           353.5              360.6
------------------------------------------------------------------------------------------------------------------------

HEATING DEGREE DAYS                                                                             2,724              2,885
NORMAL HEATING DEGREE DAYS                                                                      2,655              2,635
% COLDER THAN NORMAL                                                                                3%                 9%

CUSTOMERS
   Residential                                                                              2,313,364          2,359,175
   Commercial                                                                                 215,178            219,215
   Industrial                                                                                   5,991              6,047
   Transportation                                                                             784,219            703,686
   Other                                                                                           61                 67
------------------------------------------------------------------------------------------------------------------------
Total                                                                                       3,318,813          3,288,190
------------------------------------------------------------------------------------------------------------------------

                                  NISOURCE INC.
               Summary of Financial and Operating Data (continued)

                                                                                                    Three Months
   TRANSMISSION AND STORAGE OPERATIONS                                                             Ended March 31,
              (in millions)                                                                    2004               2003
------------------------------------------------------------------------------------------------------------------------
OPERATING REVENUES
   Transportation revenues                                                                  $   188.3          $   187.0
   Storage revenues                                                                              45.2               44.7
   Other revenues                                                                                 3.3                4.3
------------------------------------------------------------------------------------------------------------------------
Total Operating Revenues                                                                        236.8              236.0
Less: Cost of gas sold                                                                            3.9                4.4
------------------------------------------------------------------------------------------------------------------------
Net Revenues                                                                                    232.9              231.6
------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
   Operation and maintenance                                                                     78.3               77.9
   Depreciation and amortization                                                                 28.3               27.9
   Other taxes                                                                                   14.9               14.5
------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                        121.5              120.3
------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                                            $   111.4          $   111.3
========================================================================================================================

THROUGHPUT (MMDTH)
Columbia Transmission
   Market Area                                                                                  406.9              434.8
Columbia Gulf
   Mainline                                                                                     160.0              180.0
   Short-haul                                                                                    27.0               29.3
Columbia Pipeline Deep Water                                                                      4.4                1.5
Crossroads Gas Pipeline                                                                          10.7                7.7
Granite State Pipeline                                                                           13.9               14.4
Intrasegment eliminations                                                                      (154.2)            (168.5)
------------------------------------------------------------------------------------------------------------------------
Total                                                                                           468.7              499.2
------------------------------------------------------------------------------------------------------------------------

                                  NISOURCE INC.
               Summary of Financial and Operating Data (continued)

                                                                                                     Three Months
        ELECTRIC OPERATIONS                                                                        Ended March 31,
           (in millions)                                                                       2004              2003
------------------------------------------------------------------------------------------------------------------------
NET REVENUES
    Sales revenues                                                                          $   260.9          $   262.8
    Less: Cost of sales                                                                          81.4               93.3
------------------------------------------------------------------------------------------------------------------------
Net Revenues                                                                                    179.5              169.5
------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
    Operation and maintenance                                                                    60.3               57.5
    Depreciation and amortization                                                                44.1               43.7
    Other taxes                                                                                  16.3               15.7
------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                        120.7              116.9
------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                                            $    58.8          $    52.6
========================================================================================================================

REVENUES ($ IN MILLIONS)
    Residential                                                                                  71.2               72.2
    Commercial                                                                                   70.4               66.7
    Industrial                                                                                  101.3               97.9
    Wholesale                                                                                    11.4               19.6
    Other                                                                                         6.6                6.4
------------------------------------------------------------------------------------------------------------------------
Total                                                                                           260.9              262.8
------------------------------------------------------------------------------------------------------------------------

SALES (GIGAWATT HOURS)
    Residential                                                                                 754.5              789.6
    Commercial                                                                                  860.2              851.5
    Industrial                                                                                2,338.1            2,273.5
    Wholesale                                                                                   269.9              541.9
    Other                                                                                        32.4               33.7
------------------------------------------------------------------------------------------------------------------------
Total                                                                                         4,255.1            4,490.2
------------------------------------------------------------------------------------------------------------------------

ELECTRIC CUSTOMERS
    Residential                                                                               388,520            384,991
    Commercial                                                                                 49,394             48,423
    Industrial                                                                                  2,531              2,570
    Wholesale                                                                                      24                 26
    Other                                                                                         787                798
------------------------------------------------------------------------------------------------------------------------
Total                                                                                         441,256            436,808
------------------------------------------------------------------------------------------------------------------------

                                  NISOURCE INC.
               Summary of Financial and Operating Data (continued)

                                                                                                    Three Months
 OTHER (INCLUDES ASSETS HELD FOR SALE)                                                             Ended March 31,
             (in millions)                                                                     2004               2003
------------------------------------------------------------------------------------------------------------------------
NET REVENUES
   Products and services revenue                                                            $   188.9            $ 144.4
   Less: Cost of products purchased                                                             188.7              137.9
------------------------------------------------------------------------------------------------------------------------
Net Revenues                                                                                      0.2                6.5
------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
   Operation and maintenance                                                                     13.0               14.5
   Depreciation and amortization                                                                  2.9                2.9
   Gain on sale of assets                                                                         0.7                1.1
   Other taxes                                                                                    1.8                1.9
------------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                         18.4               20.4
------------------------------------------------------------------------------------------------------------------------
OPERATING LOSS                                                                              $   (18.2)           $ (13.9)
========================================================================================================================

                                                                                                    Three Months
   CORPORATE                                                                                       Ended March 31,
 (in millions)                                                                                 2004              2003
------------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                                                            $     5.6          $     8.1
========================================================================================================================

                                  NISOURCE INC.
               Summary of Financial and Operating Data (continued)

                                                                                             MARCH 31,        December 31,
                     (in millions)                                                             2004               2003
-------------------------------------------------------------------------------------------------------------------------
                                                                                           (unaudited)
ASSETS
PROPERTY, PLANT AND EQUIPMENT
   Utility Plant                                                                           $ 16,054.0         $ 15,991.5
   Accumulated depreciation and amortization                                                 (7,162.9)          (7,095.9)
------------------------------------------------------------------------------------------------------------------------
   Net utility plant                                                                          8,891.1            8,895.6
------------------------------------------------------------------------------------------------------------------------
   Other property, at cost, less accumulated depreciation                                       465.9              409.3
------------------------------------------------------------------------------------------------------------------------
Net Property, Plant and Equipment                                                             9,357.0            9,304.9
------------------------------------------------------------------------------------------------------------------------

INVESTMENTS AND OTHER ASSETS
   Assets of discontinued operations and assets held for sale                                     6.5                6.5
   Unconsolidated affiliates                                                                     91.9              113.2
   Other investments                                                                             72.7               67.4
------------------------------------------------------------------------------------------------------------------------
Total Investments                                                                               171.1              187.1
------------------------------------------------------------------------------------------------------------------------

CURRENT ASSETS
   Cash and cash equivalents                                                                     44.5               27.3
   Restricted cash                                                                               15.0               22.8
   Accounts receivable (less reserve of $76.3 and $54.1, respectively)                          731.0              511.1
   Unbilled revenue (less reserve of $2.2 and $3.5, respectively)                               230.5              303.2
   Gas inventory                                                                                 77.6              429.4
   Underrecovered gas and fuel costs                                                            165.9              203.2
   Materials and supplies, at average cost                                                       70.9               71.5
   Electric production fuel, at average cost                                                     31.1               29.0
   Price risk management assets                                                                  82.8               74.3
   Exchange gas receivable                                                                      173.9              174.8
   Regulatory Assets                                                                            112.6              114.5
   Prepayments and other                                                                         96.8              101.8
------------------------------------------------------------------------------------------------------------------------
Total Current Assets                                                                          1,832.6            2,062.9
------------------------------------------------------------------------------------------------------------------------

OTHER ASSETS
   Price risk management assets                                                                 153.9              114.4
   Regulatory assets                                                                            584.8              575.5
   Goodwill                                                                                   3,704.0            3,704.0
   Intangible assets                                                                            523.7              527.2
   Deferred charges and other                                                                   148.3              147.8
------------------------------------------------------------------------------------------------------------------------
Total Other Assets                                                                            5,114.7            5,068.9
------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                               $ 16,475.4         $ 16,623.8
========================================================================================================================

                                  NISOURCE INC.
               Summary of Financial and Operating Data (continued)

                                                                                            MARCH 31,         December 31,
                   (in millions)                                                              2004               2003
--------------------------------------------------------------------------------------------------------------------------
                                                                                           (unaudited)
CAPITALIZATION AND LIABILITIES
CAPITALIZATION
Common Stock Equity                                                                        $  4,526.4         $  4,415.9
Preferred Stocks--
     Series without mandatory redemption provisions                                              81.1               81.1
Long-term debt, excluding amounts due within one year                                         5,945.1            5,993.4
------------------------------------------------------------------------------------------------------------------------
Total Capitalization                                                                         10,552.6           10,490.4
------------------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES
   Current portion of long-term debt                                                            117.1              118.3
   Short-term borrowings                                                                        222.6              685.5
   Accounts payable                                                                             426.2              496.6
   Dividends declared on common and preferred stocks                                             61.7                1.8
   Customer deposits                                                                             83.2               80.4
   Taxes accrued                                                                                379.3              210.8
   Interest accrued                                                                             138.4               82.4
   Overrecovered gas and fuel costs                                                              53.0               29.2
   Price risk management liabilities                                                             30.2               36.5
   Exchange gas payable                                                                         245.5              290.8
   Current deferred revenue                                                                      25.4               28.2
   Regulatory liabilities                                                                        68.4               73.7
   Accrued liability for postretirement and pension benefits                                     71.1               56.8
   Other accruals                                                                               426.3              418.0
------------------------------------------------------------------------------------------------------------------------
Total Current Liabilities                                                                     2,348.4            2,609.0
------------------------------------------------------------------------------------------------------------------------

OTHER LIABILITIES AND DEFERRED CREDITS
   Price risk management liabilities                                                              6.0                0.2
   Deferred income taxes                                                                      1,612.5            1,595.9
   Deferred investment tax credits                                                               85.1               87.3
   Deferred credits                                                                              57.9               72.7
   Noncurrent deferred revenue                                                                  107.3              113.0
   Accrued liability for postretirement and pension benefits                                    404.7              406.9
   Preferred stock liabilities with mandatory redemption provisions                               2.4                2.4
   Regulatory liabilities and other removal costs                                             1,081.8            1,061.6
   Other noncurrent liabilities                                                                 216.7              184.4
------------------------------------------------------------------------------------------------------------------------
Total Other                                                                                   3,574.4            3,524.4
------------------------------------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES                                                                       -                  -
------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITALIZATION AND LIABILITIES                                                       $ 16,475.4         $ 16,623.8
========================================================================================================================

                   Three Months Ended March 31, (in millions)                                  2004              2003
------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
   Net income                                                                               $   213.5          $   254.9
   Adjustments to reconcile net income to net cash from
   continuing operations:
     Depreciation and amortization                                                              125.4              124.6
     Net changes in price risk management activities                                             (6.4)              (5.0)
     Deferred income taxes and investment tax credits                                           (13.4)              27.1
     Deferred revenue                                                                            (8.5)              (4.9)
     Amortization of unearned compensation                                                        2.0                2.0
     Loss on sale of assets                                                                       0.7                1.1
     Change in accounting                                                                           -                8.8
     Loss (Gain) from unconsolidated affiliates                                                  (1.1)               0.1
     Gain from sale of discontinued operations                                                      -              (44.8)
     Loss from discontinued operations                                                            3.0                3.4
     Amortization of discount/premium on debt                                                     5.0                4.9
   Changes in assets and liabilities, net of effect from acquisitions of businesses:
     Restricted cash                                                                              7.8               24.1
     Accounts receivable and unbilled revenue                                                  (177.8)            (438.1)
     Inventories                                                                                498.6              288.9
     Accounts payable                                                                           (67.4)             219.7
     Customer deposits                                                                            2.8                7.5
     Taxes accrued                                                                              177.2              115.6
     Interest accrued                                                                            56.0               82.6
     (Under) Overrecovered gas and fuel costs                                                    61.1               33.9
     Exchange gas receivable/payable                                                             (5.6)              (1.2)
     Other accruals                                                                            (125.2)             (57.8)
     Prepayment and other current assets                                                          3.6               (1.4)
     Regulatory assets/liabilities                                                               (6.2)             (40.3)
     Postretirement and postemployment benefits                                                  12.0               13.2
     Deferred credits                                                                           (14.8)             (15.5)
     Deferred charges and other noncurrent assets                                                 2.3               10.3
     Other noncurrent liabilities                                                                27.8               19.1
------------------------------------------------------------------------------------------------------------------------
Net Cash Flows from Continuing Operations                                                       772.4              632.8
Net Cash Flows from Discontinued Operations                                                         -              (24.8)
------------------------------------------------------------------------------------------------------------------------
Net Cash Flows from Operating Activities                                                        772.4              608.0
------------------------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
     Capital expenditures                                                                      (110.3)             (95.1)
     Proceeds from disposition of assets                                                            -               95.8
     Other investing activities                                                                  (3.2)               2.2
------------------------------------------------------------------------------------------------------------------------
Net Cash Flows from Investing Activities                                                       (113.5)               2.9
------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
     Issuance of long-term debt                                                                     -              345.3
     Retirement of long-term debt                                                              (121.2)             (95.0)
     Change in short-term debt                                                                 (462.9)            (751.9)
     Retirement of preferred shares                                                                 -             (345.0)
     Issuance of common stock and capital contributed                                             7.3              346.1
     Acquisition of treasury stock                                                               (3.7)              (0.9)
     Dividends paid - common shares                                                             (61.2)             (72.0)
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Net Cash Flows from Financing Activities                                                       (641.7)            (573.4)
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Increase (decrease) in cash and cash equivalents                                                 17.2               37.5
Cash and cash equivalents at beginning of year                                                   27.3               31.1
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CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                  $    44.5          $    68.6
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SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
     Cash paid for interest                                                                      42.5               36.5
     Interest capitalized                                                                         0.7                1.0
     Cash paid for income taxes                                                                   3.3               16.4
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